Subsidiaries and Affiliates of Emerson Electric Co.
September 30, 2025

LEGAL NAME	JURISDICTION OF INCORPORATION
Alexander Schaeff, Inc.	Delaware
Appleton Holding Corp.	Delaware
Appleton Group Canada, Ltd.	Ontario
Appleton Grp LLC	Delaware
Appleton Electric LLC	Delaware
EGS Comercializadora Mexico, S. de R.L. de C.V.	Mexico
Nutsteel DHC B.V.	Netherlands
Nutsteel Indústria Metalúrgica Ltda	Brazil
Appleton Holding Sarl	France
ATX SAS	France
Easy Heat Europe SAS	France
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
Emerson Hazardous Electrical Equipment (Shanghai) Co., Ltd.	China
GSEG LLC	Delaware
ASCO Numatics Holding, Inc.	Delaware
Bristol, Inc.	Delaware
Energy Solutions International Sub, LLC	Delaware
Energy Solutions International GP, LLC	Pennsylvania
Energy Solutions International (India) Private Limited	India
California Emerson LLC	Delaware
Computational Systems, Incorporated	Tennessee
DMCO Holding, Inc.	Delaware
DMCO UK Holding Limited	United Kingdom
DMCO Holding Limited	United Kingdom
Spectra-Tek UK Limited	United Kingdom
Emerson Measurement Systems and Solutions (India) Private Limited	India
Danmasa S.A. de C.V.	Mexico
Emerson Automation Solutions Actuation Technologies Holding, Inc.	Delaware
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
RPP, LLC	Massachusetts
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
Easy Heat, Inc.	Delaware
Emersub CV, Inc.	Delaware
EMR Final Control US Holding Corporation	Delaware
Emerson Final Control US Holding LLC	Texas
Emerson Automation Solutions Final Control France SARL	France
FC QSF, LLC	Delaware
The J.R. Clarkson Company LLC	Nevada
Crosby Valve, LLC	Nevada
Emerson Automation Solutions Final Control US LP	Delaware
Emerson Vulcan Holding LLC	Delaware
TV&C GP Holding, LLC	Nevada
Vulsub Holdings A, LLC	Delaware
Vulsub VZ, C.A.	Venezuela
Vulsub Holdings B, LLC	Delaware

Emerson Automation Solutions Final Control Hong Kong Limited	Hong Kong
Emerson Automation Solutions Final Control (Beijing) Co., Ltd.	China
Vulsub Holdings D, LLC	Delaware
Vulsub Property Holding, LLC	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
ASCO Japan Co., Ltd.	Japan
ASCO, L.P.	Delaware
Emerson (Taiwan) Limited	Taiwan
Ascomatica S.A. de C.V.	Mexico
Ascomation Pty. Ltd.	Australia
Ascotech, S.A. de C.V.	Mexico
Ascoval Industria e Commercio Ltda	Brazil
Emerson Fluid Control & Pneumatics, S. de R.L. de C.V.	Mexico
Emerson Process Management Chennai Private Limited	India
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons SAS	France
Emerson Dietzenbach GmbH	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co. OHG	Germany
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
Rosemount Inc.	Minnesota
Dieterich Standard, Inc.	Delaware
Emerson Asia Pacific Private Limited	Singapore
Emerson Automation Solutions Final Control Singapore Pte. Ltd.	Singapore
Emerson Automation Solutions Final Control (Sichuan) Co., Ltd.	China
Emerson Automation Solutions Final Control (Shanghai) Co., Ltd.	China
Safety Systems UK Pte. Ltd.	Singapore
Sakhi Raimondi Valve (India) Limited	India
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Spectronix Ltd.	Israel
Emerson Automation Solutions Measurement Systems & Services LLC	Delaware
Metco Services Venezuela, C.A.	Venezuela
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Industrial Automation USA Inc.	Delaware
Fincor Holding, LLC	Delaware
Emerson Korea Limited	Korea
Aventics Ltd.	Korea
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Emerson Process Management Oy	Finland
Emerson Process Management, S.L.	Spain
Emersub LXXXIV, Inc.	Delaware
Keystone Germany Holdings Corp.	Delaware
Chemat GmbH Armaturen fur Industrie - und Nuklearanlage	Germany
Emerson Automation Solutions Final Control de México, S.A. de C.V.	Mexico
Emerson Process Management, S.A. de C.V.	Mexico
Emersub UK II Limited	United Kingdom
EMR Europe Holdings Inc.	Delaware

EMR Holdings (France) SAS	France
ASCO SAS	France
Asco Numatics GmbH	Germany
Emerson Automation Fluid Control & Pneumatics Iberia, S.A.	Spain
Joucomatic N.V.	Belgium
Aventics S.A.S.	France
Emerson Process Management SAS	France
Emerson Process Management, Lda	Portugal
Francel SAS	France
Klauke France SARL	France
Ridgid France SAS	France
Micro Motion, Inc.	Colorado
P I Components Corp.	Texas
Rosemount Limited	Hong Kong
Rosemount Nuclear Instruments, Inc.	Delaware
Rosemount Specialty Products LLC	Delaware
Emersub 15 LLC	Delaware
Emersub CXIII, Inc.	Delaware
Emersub 20 LLC	Delaware
Emersub 22 LLC	Delaware
Emersub 23 LLC	Delaware
National Instruments Corporation	Delaware
Digilent, Inc.	Washington
Digilent RO S.R.L.	Romania
Enterprise International Holding B.V.	Netherlands
Gemni Holdings ULC	Canada
National Instruments Belgium N.V.	Belgium
National Instruments Costa Rica Limitada	Costa Rica
National Instruments Dresden GmbH	Germany
National Instruments Ireland Resources Limited	Ireland
National Instruments Philippines Inc.	Philippines
NI Hungary Software és Hardware Gyártó Korlátolt Felelősségű Társaság	Hungary
NI Lille	France
NI Malaysia Sdn. Bhd.	Malaysia
PT. National Instruments Indonesia	Indonesia
Qpid Holdings Co.	Nova Scotia
SET GmbH	Germany
Hyperception, Inc.	Texas
National Instruments Canada Co.	Canada
Measurement Computing Corporation	Delaware
National Instruments (Czech Republic) s.r.o.	Czech Republic
National Instruments (Korea) Corporation	South Korea
National Instruments AM LLC	Armenia
National Instruments Australia Corporation	Texas
National Instruments Australia Pty Ltd	Australia
National Instruments Colombia SAS	Colombia
National Instruments (Thailand) Co., Ltd.	Thailand
National Instruments Corporation (UK) Limited	United Kingdom
National Instruments de Mexico S.A. de C.V.	Mexico
National Instruments Egypt LLC	Egypt
National Instruments Europe Corporation	Texas
National Instruments Finland Oy	Finland
National Instruments France Corporation	Texas
NI France Holdings SAS	France
National Instruments France SAS	France

National Instruments Germany GmbH	Germany
Heinzinger Automotive GmbH	Germany
National Instruments Gesellschaft m.b.H.	Austria
National Instruments Hong Kong Limited	Hong Kong
National Instruments Hungary Kft	Hungary
National Instruments Israel Ltd	Israel
Optimal Plus Ltd	Israel
Optimal Plus Philippines Inc.	Philippines
National Instruments Italy S.R.L.	Italy
National Instruments Japan Corporation	Japan
National Instruments Lebanon LLC	Texas
National Instruments Lebanon SARL	Lebanon
National Instruments Netherlands B.V.	Netherlands
National Instruments Poland Sp. z o.o.	Poland
National Instruments Romania S.R.L.	Romania
National Instruments Scandinavia Corporation	Texas
National Instruments Denmark ApS	Denmark
National Instruments Norway AS	Norway
National Instruments Singapore Pte Ltd	Singapore
NI Southeast Asia Sdn Bhd	Malaysia
National Instruments Spain, S.L.	Spain
National Instruments Sweden AB	Sweden
National Instruments Switzerland Corporation	Texas
National Instruments Switzerland GmbH	Switzerland
N H Research, LLC	California
N H Power Test Equipment (Shenzhen) Co., Ltd.	China
NI (China) Instruments Co., Ltd.	China
Kratzer Automation (Shanghai) Co., Ltd.	China
NI Systems (India) Private Limited	India
NI Taiwan Corporation	Taiwan
Optimal Plus Inc.	Delaware
Phase Matrix, Inc.	California
Tech180 Corporation	Delaware
Ridge Tool Company	Ohio
Greenlee Tools, Inc.	Delaware
Emerson Professional Tools, LLC	Delaware
Emerson Professional Tools Mfg LLC	Delaware
Ridge Tool (Australia) Pty. Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
RIDGID, Inc.	Delaware
Ridgid Italia S.R.L.	Italy
Ridgid Online, Inc.	Ohio
Ridgid Werkzeuge AG	Switzerland
E.G.P. Corporation	Delaware
Emerson Arabia, Inc.	Delaware
Emerson Process Management Arabia Limited	Saudi Arabia
Emersub 4 LLC	Delaware
Emerson Electric (Asia) Limited	Hong Kong
Emerson (Philippines) Corporation	Philippines
Emerson Electric II, C.A.	Venezuela
Soluciones 0925, C.A.	Venezuela
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Limited	Bermuda
Emersub Treasury Ireland Unlimited Company	Ireland

Emerson Electric (Mauritius) Ltd	Mauritius
Emerson Electric Company (India) Private Limited	India
Emerson Process Management Power & Water Solutions India Private Limited	India
Westinghouse Electric Pvt. Limited	Mauritius
Emerson Finance LLC	Delaware
Emerson Middle East, Inc.	Delaware
Emerson Bahrain W.L.L.	Bahrain
Emerson Ventures Inc.	Delaware
Emersub 3 LLC	Delaware
Emersub 16 LLC	Delaware
Emersub 21 LLC	Delaware
Emersub CII, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Emersub Italia S.R.L.	Italy
EMR Asia Holding Corporation	Ohio
Emerson Japan, Ltd.	Japan
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Dar Ibtikar Al Iraq for General Services and General Trade LLC	Iraq
Emerson Argentina S.A.	Argentina
Chloride Koexa S.A.	Argentina
Emerson Automation Solutions GmbH	Switzerland
Emerson Dominicana, Srl	Dominican Republic
Emerson Electric (U.S.) Holding Corporation (Chile) Limitada	Chile
Emerson Electric CR, Limitada	Costa Rica
Emerson Electric de Mexico S.A. de C.V.	Mexico
Emerson Process Management Magyarorszag Kft.	Hungary
Emerson Process Management NV	Belgium
AE Valves	Belgium
Emerson Puerto Rico, Inc.	Puerto Rico
Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Emersub UK Limited	United Kingdom
EMR Worldwide Inc.	Delaware
Aspen Technology, Inc.	Delaware
Aspen Technology Holdings Corporation	Delaware
Paradigm B.V.	Netherlands
AGI Mexicana S.A. de C.V.	Mexico
Paradigm France S.A.	France
Paradigm Geophysical B.V.	Netherlands
AspenTech (Malaysia) Sdn. Bhd.	Malaysia
Paradigm Geophysical de Venezuela, C.A.	Venezuela
Paradigm Geophysical do Brasil Ltda	Brazil
Paradigm Geophysical (Nigeria) Limited	Nigeria
Paradigm Geophysical S.A.	Argentina
Paradigm Geophysical Spain S.L.	Spain
Paradigm Kazakhstan LLP	Kazakhstan
Paradigm Middle East FZ-LLC	United Arab Emirates
Roxar Paradigm, E&P Software Services LLC	Russia
Paradigm Geophysical (India) Private Limited	India

Paradigm Geophysical Limited	Israel
Paradigm Geoservices Canada Ltd.	Alberta
Paradigm Geotechnology (Egypt) S.A.E.	Egypt
Paradigm Technology (Beijing) Co., Ltd.	China
Paradigm (UK) Holding Limited	United Kingdom
Paradigm Geophysical Pty Ltd	Australia
PT. Paradigm Geophysical Indonesia	Indonesia
Paradigm Geophysical (U.K.) Limited	United Kingdom
Roxar Software Solutions AS	Norway
Roxar Services AS	Norway
Roxar Services OOO	Russia
Roxar Technologies AS	Norway
Paradigm Geophysical Corp.	Delaware
Aspen Paradigm Holding LLC	Delaware
Open Systems International, Inc.	Minnesota
Open Systems International Australia Pty Ltd	Australia
Open Systems International Europe SL	Spain
OSI du Canada Inc.	Quebec
OSI Energy Automation India Private Limited	India
AspenTech Corporation	Delaware
AspenTech Africa (Pty.) Ltd.	South Africa
AspenTech Argentina S.R.L.	Argentina
AspenTech Canada Holdings, LLC	Delaware
AspenTech Canada Corporation	Nova Scotia
AspenTech Solutions Sdn. Bhd.	Malaysia
Aspen Technology, S.L.	Spain
AspenTech de Mexico, S. de R.L. de C.V.	Mexico
AspenTech Europe B.V.	Netherlands
AspenTech GmbH	Germany
inmation BNX B.V.	Netherlands
inmation Lux S.a.r.l.	Luxembourg
inmation UK Ltd.	United Kingdom
AspenTech Norway AS	Norway
AspenTech S.R.L.	Romania
AspenTech Europe S.A./N.V.	Belgium
AspenTech Technologies Gulf - L.L.C.-O.P.C.	United Arab Emirates
AspenTech Holding Corporation	Delaware
AspenTech Ltd.	United Kingdom
Apex Optimisation SRO	Czech Republic
Argent & Waugh Limited	United Kingdom
AspenTech Pte. Ltd.	Singapore
AspenTech Software Brasil Ltda.	Brazil
AspenTech Software Corporation	Delaware
Aspen Technology LLC	Russia
AspenTech S.r.l.	Italy
AspenTech Venezuela, C.A.	Venezuela
Aspen Technology (Asia) Inc.	Delaware
AspenTech (Beijing) Ltd.	China
AspenTech (Shanghai) Ltd.	China
Aspen Tech (Thailand) Ltd.	Thailand
AspenTech India Pvt. Ltd.	India
AspenTech Japan Co., Ltd.	Japan
Aspen Technology Australia Pty. Ltd.	Australia
AspenTech Australia Holding Pty. Ltd.	Australia
Aspen Technology International, Inc.	Delaware

Aspen Technology Middle East Limited	Saudi Arabia
Aspen Technology Regional Headquarters	Saudi Arabia
Aspen Technology Quebec Inc.	Quebec
Aspen Technology S.A.S.	Colombia
Aspen Technology Services Corporation	Delaware
Open Grid Systems Limited	Scotland
Emerson DHC B.V.	Netherlands
Emerson Process Management Ltda.	Brazil
Emerson Electric Canada Limited	Canada
Rutherfurd US, LLC	Delaware
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Rutherfurd Acquisitions Limited	United Kingdom
Afag Holding AG	Switzerland
Afag Automation AG	Switzerland
Afag Automation Technology (Shanghai) Co., Ltd.	China
Afag Engineering GmbH	Germany
Afag GmbH	Germany
Branson Ultrasonics a.s.	Slovakia
Emerson Automation Solutions Final Control Africa (Pty) Ltd	South Africa
Vulsub South Africa (Pty) Ltd	South Africa
Emerson Automation Solutions Final Control South Africa (Pty) Ltd	South Africa
Emerson International Holding Company Limited	United Kingdom
Branson Ultrasonic Sarl	Switzerland
Digital Appliance Controls (UK) Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Emerson Automation Fluid Control & Pneumatics UK Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Emerson Automation Solutions Egypt LLC	Egypt
Emerson Egypt LLC	Egypt
Emerson FZE	UAE
Emerson Automation Solutions Mozambique Limitada	Mozambique
Emerson Gabon SARL	Gabon
Emerson Mauritania SARL	Mauritania
Emerson Process Management Angola Lda	Angola
EMRSN Process Management Morocco Sarl	Morocco
Emerson Saudi Arabia LLC	Saudi Arabia
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Automation Solutions Actuation Technologies Limited	United Kingdom
Emerson Automation Solutions Ireland Limited	Ireland
Emerson Process Management Distribution Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
Permasense Limited	United Kingdom
Roxar Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Rosemount Topco Limited	United Kingdom
Rosemount Measurement Limited	United Kingdom
Cascade Technologies Holdings Limited	United Kingdom
Professional Tools UK Limited	United Kingdom
Emerson Automation Solutions SSC UK Limited	United Kingdom
Emerson Automation Solutions Final Control UK Ltd	United Kingdom
Emerson Sales UK Limited	United Kingdom
Emerson Automation Solutions UK Limited	United Kingdom
Emerson Electric Holdings (Switzerland) GmbH	Switzerland

Asco Controls B.V.	Netherlands
Asco Joucomatic ZA B.V.	Netherlands
Aventics B.V.	Netherlands
Emerson Automation FCP Kft	Hungary
Emerson Automation Fluid Control & Pneumatics Czech Republic s.r.o.	Czech Republic
Emerson Automation Fluid Control & Pneumatics Poland Sp. z o.o.	Poland
Emerson Process Management AG	Switzerland
Emerson LLC	Azerbaijan
Emerson LLP	Kazakhstan
Emerson Peru S.A.C.	Peru
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania S.R.L.	Romania
Emerson Automation Solutions Bulgaria EOOD	Bulgaria
Emerson Process Management Sp. z o.o.	Poland
Emerson Process Management UAB	Lithuania
Emerson Process Management Ticaret Limited Sirket	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
Emerson TOV	Ukraine
Emerson Process Management Co., Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
Emerson Process Management Qatar W.L.L.	Qatar
EMR (Asia) Limited	Hong Kong
Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
Emerson Automation Technology (Shanghai) Co., Ltd.	China
Emerson Beijing Instrument Company, Ltd.	China
Emerson Machinery Equipment (Shenzhen) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Xi'an Engineering Center	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Radar Properties AB	Sweden
Virgo Valves & Controls (ME) FZE	UAE
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar AS	Norway
Roxar Flow Measurement AS	Norway
Emerson Process Management Nigeria Limited	Nigeria
Roxar de Venezuela C.A.	Venezuela
Damcos Holding A/S	Denmark
Damcos A/S	Denmark
Emerson Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
Frugal Technologies A/S	Denmark
Emerson Automation Solutions AS	Norway
Emerson Network Power DHC B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
El-O-Matic B.V.	Netherlands
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa

Emerson Automation Solutions Final Control Netherlands B.V.	Netherlands
Emerson Process Management B.V.	Netherlands
Emerson Europe Procurement Operations B.V.	Netherlands
EMRSN HLDG B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Emerson S.R.L.	Romania
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
Emerson Nigeria FZE	Nigeria
Emerson Process Management Europe GmbH	Switzerland
Emerson Process Management Verwaltung GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
Aventics Services Germany GmbH	Germany
Aventics GmbH	Germany
Aventics AG	Switzerland
Aventics GmbH	Austria
epro GmbH	Germany
FLEXIM Flexible Industriemesstechnick GmbH	Germany
FLEXIM Australia Pty Ltd	Australia
Flexim France SAS	France
Flexim GmbH	Austria
Flexim Instruments (Zhenjiang) Co., Ltd.	China
FLEXIM Instruments Asia Pte Ltd	Singapore
Flexim Instruments Benelux B.V.	Netherlands
FLEXIM Instruments UK Ltd.	United Kingdom
Flexim Japan Ltd.	Japan
Flow Control Holding GmbH & Co. KG	Germany
Flow Control Holding Verwaltungs GmbH	Germany
Gustav Klauke GmbH	Germany
Sempell GmbH	Germany
Emerson Automation Solutions Final Control Germany GmbH	Germany
Mecafrance (Deutschland) GmbH	Germany
Emersub Deutschland Holding GmbH	Germany
Emerson Sice S.r.l.	Italy
Branson Ultrasuoni S.R.L.	Italy
Emerson Automation Fluid Control & Pneumatics Italy S.R.L.	Italy
Emerson Process Management S.R.L.	Italy
Progea S.r.l.	Italy
Progea Deutschland GmbH	Germany
Progea International, S.A.	Switzerland
Vulsub Italia S.r.l.	Italy
Biffi Italia S.r.l.	Italy
Emerson Automation Solutions Final Control Italia S.r.l.	Italy
Emerson USD Finance Company Limited	United Kingdom
HTE Engineering Services Limited	Ireland
Klauke Handelsgesellschaft mbH	Austria
Klauke Slovakia s.r.o.	Slovakia
Mita-Teknik A/S	Denmark
Mita-Teknik, Udlejning ApS	Denmark
Mita-Teknik Ltd.	Ukraine
Emerson Mexico Finance, S.A. de C.V., SOFOM, ENR	Mexico
Emerson Process Management de Colombia SAS	Colombia
Emerson Process Management d.o.o.	Croatia
Emerson Process Management (India) Private Limited	India
Flexim Flow India Private Limited	India
Emerson Process Management S.A.	Greece

Emerson Valves & Controls Japan Co., Ltd.	Japan
Vulsub Brasil Ltda.	Brazil
Vulsub Holding Ltd	Isle of Man
Vulsub Holdings II Limited	United Kingdom
Vulsub Middle East Holdings, LLC	Delaware
Emerson Automation Solutions Final Control Middle East FZE	United Arab Emirates
Vulsub Gulf Holding Limited	United Arab Emirates
Emirates Techno Casting FZE	United Arab Emirates
JCF Fluid Flow India Private Limited	India
Vulsub S.A.	Argentina
Westlock Equipamentos de Controle Ltda.	Brazil
Hiter Industria e Comercio de Controles Termo-Hidraulicos Ltda.	Brazil
F-R Tecnologias de Flujo, S.A. de C.V.	Mexico
PT. Emerson Indonesia	Indonesia
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Ltd	Australia
Emerson Automation Solutions Final Control Australia Pty Limited	Australia
Emerson Process Management New Zealand Limited	New Zealand
Fisher Controles de Mexico, S.A. de C.V.	Mexico
Nippon Fisher Co., Ltd.	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson LLLP	Delaware
Emerson Process Management Holding LLC	Delaware
Emerson Process Management Power & Water Solutions, Inc.	Delaware
Instrument & Valve Services Company	Delaware
EPM Tulsa Holdings Corp.	Delaware
Emerson Process Management Regulator Technologies Tulsa, LLC	Oklahoma
Fernview Land Company	Delaware
FLEXIM Americas Corporation	New York
General Equipment and Manufacturing Company, Inc.	Kentucky
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Intelligent Platforms, LLC	Delaware
Emerson Automation Solutions Intelligent Platforms Asia Pacific Pte. Ltd.	Singapore
Emerson Automation Solutions Intelligent Platforms Private Limited	India
Emerson Automation Solutions Intelligent Platforms (Shanghai) Co., Ltd.	China
ICC Intelligent Platforms GmbH	Germany
Industrial Controls Canada ULC	Nova Scotia
Intrinsic Safety Equipment of Texas, Inc.	Texas
Ironwood Tool Company LLC	Delaware
ProTeam, Inc.	Idaho
Ridge Tool Europe NV	Belgium
Emerson Professional Tools AG	Switzerland

Ridgid Scandinavia A/S	Denmark
Rosemount Tank Gauging North America Inc.	Texas
Tescom Corporation	Minnesota
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany